UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 6, 2004

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 6, 2004, American Tower Corporation (the “Company”) completed an institutional private placement of $200.0 million aggregate principal amount of its 7.125% senior notes due 2012 (the “Senior Notes”), which resulted in net proceeds to the Company of approximately $199.8 million. The Senior Notes have the same terms as, and are fully fungible with, the 7.125% senior notes due 2012 issued by the Company on October 5, 2004 (the “Initial Notes”) in an aggregate principal amount of $300.0 million. The Senior Notes were sold within the United States only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States only to non-U.S. persons in reliance on Regulation S under the Securities Act.

On December 6, 2004, the Company announced that it intends to use all of the net proceeds from the Senior Notes offering to repurchase and redeem a portion of its 9 3/8% senior notes due 2009. The Company used a portion of the net proceeds of the offering to repurchase on December 6, 2004 approximately $85.2 million of its outstanding 9 3/8% senior notes for an aggregate of approximately $90.1 million. The Company intends to use the balance of the net proceeds of the offering plus an additional $30.1 million in cash on hand to redeem $133.0 million principal amount of its 9 3/8% senior notes. The redemption date has been set for January 5, 2005 at a redemption price equal to the principal amount of the notes plus an applicable premium. In addition, the Company will pay accrued and unpaid interest on the redeemed notes up to the redemption date.

In connection with the Senior Notes offering, on December 6, 2004, the Company entered into Supplemental Indenture No. 1 (the “Supplemental Indenture”) with The Bank of New York, as trustee, relating to the Senior Notes. The Supplemental Indenture is a supplement to the indenture for the Initial Notes (the “Original Indenture”), dated October 5, 2004, with The Bank of New York, as trustee. On December 6, 2004, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Credit Suisse First Boston LLC (as representative of the Purchasers named therein) with respect to the Senior Notes on terms consistent with the Registration Rights Agreement for the Initial Notes (the “Original Registration Rights Agreement”), dated October 5, 2004, with Credit Suisse First Boston LLC (as representative of the Purchasers named therein). On December 6, 2004, the Company also entered into Amendment No. 1 to the Registration Rights Agreement (the “Amendment”) to amend the Original Registration Rights Agreement to reflect the issuance of the Senior Notes.

The Company filed a Current Report on Form 8-K (the “October Form 8-K”) with the Commission on October 5, 2004 containing summaries of the terms of the Initial Notes, the Original Indenture and the Original Registration Rights Agreement, which are incorporated herein by reference. The description above is qualified in its entirety by the disclosure contained in the October Form 8-K and the Supplemental Indenture, the Original Indenture, the Registration Rights Agreement, the Original Registration Rights Agreement and the Amendment, which are filed as exhibits and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01 Other Events.

On December 6, 2004, the Company issued a press release announcing the completion of its 7.125% senior notes offering, the repurchase of approximately $85.2 million principal amount of its 9 3/8% senior notes, and its call for the partial redemption of $133.0 million principal amount of its outstanding 9 3/8% senior notes due 2009. A copy of the press release is attached hereto as an exhibit.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Item
4.1	Supplemental Indenture No. 1, dated as of December 6, 2004, between the Company and The Bank of New York, as Trustee, for the 7.125% Senior Notes due 2012.

4.2	Indenture, dated as of October 5, 2004, between the Company and The Bank of New York, as Trustee, for the 7.125% Senior Notes due 2012, including the form of 7.125% Senior Note (incorporated by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-14195) filed with the Commission on October 5, 2004).

10.1	Registration Rights Agreement, dated as of December 6, 2004, between the Company and Credit Suisse First Boston LLC (as representative of the Purchasers named therein) with respect to the 7.125% Senior Notes due 2012 issued on December 6, 2004.

10.2	Amendment No. 1 to the Registration Rights Agreement, dated as of December 6, 2004, between the Company and Credit Suisse First Boston LLC (as representative of the Purchasers named therein) amending that certain Registration Rights Agreement, dated as of October 5, 2004, between the Company and Credit Suisse First Boston LLC (as representative of the Purchasers named therein) with respect to the 7.125% Senior Notes due 2012 issued on October 5, 2004.

10.3	Registration Rights Agreement, dated as of October 5, 2004, between the Company and Credit Suisse First Boston LLC (as representative of the Purchasers named therein) with respect to the 7.125% Senior Notes due 2012 issued on October 5, 2004 (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-14195) filed with the Commission on October 5, 2004).

99.1	Press release, dated December 6, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date: December 6, 2004	By:	/s/ Bradley E. Singer
	Name:	Bradley E. Singer
	Title:	Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Item
4.1	Supplemental Indenture No. 1, dated as of December 6, 2004, between the Company and The Bank of New York, as Trustee, for the 7.125% Senior Notes due 2012.

4.2	Indenture, dated as of October 5, 2004, between the Company and The Bank of New York, as Trustee, for the 7.125% Senior Notes due 2012, including the form of 7.125% Senior Note (incorporated by reference from Exhibit 4.1 to the Registrant’s Current Report on Form 8-K (File No. 001-14195) filed with the Commission on October 5, 2004).

10.1	Registration Rights Agreement, dated as of December 6, 2004, between the Company and Credit Suisse First Boston LLC (as representative of the Purchasers named therein) with respect to the 7.125% Senior Notes due 2012 issued on December 6, 2004.

10.2	Amendment No. 1 to the Registration Rights Agreement, dated as of December 6, 2004, between the Company and Credit Suisse First Boston LLC (as representative of the Purchasers named therein) amending that certain Registration Rights Agreement, dated as of October 5, 2004, between the Company and Credit Suisse First Boston LLC (as representative of the Purchasers named therein) with respect to the 7.125% Senior Notes due 2012 issued on October 5, 2004.

10.3	Registration Rights Agreement, dated as of October 5, 2004, between the Company and Credit Suisse First Boston LLC (as representative of the Purchasers named therein) with respect to the 7.125% Senior Notes due 2012 issued on October 5, 2004 (incorporated by reference from Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-14195) filed with the Commission on October 5, 2004).

99.1	Press release, dated December 6, 2004.